UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 12, 2018

Infrastructure and Energy Alternatives, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-37796	47-4787177
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6325 Digital Way Suite 460 Indianapolis, Indiana	46278
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (765) 828-2580

None.
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Election of New Board Member

On September 12th, the board of directors (the “Board”) of Infrastructure and Energy Alternatives, Inc. ("IEA") unanimously elected John M. Eber as a director of the Company whose service begins on September 19, 2018. Mr. Eber will serve as an independent director on the Bid Review Committee, and his election will increase the size of the Board to eight members.

Mr. Eber is a recognized leader in the renewable energy investment sector, with significant operational and financial expertise and knowledge of the industries IEA serves. He recently retired from his 30-year career at JPM Capital Corporation as CEO/President and currently serves on the IEA board of directors and bid review committee. He also served on the AWEA board of directors from 2007 to May of 2018 and the ACORE board of directors for a portion of 2018. Mr. Eber holds a Bachelor of Science in Economics from Bradley University - Foster College of Business and an MBA in Finance from DePaul University - Charles H. Kellstadt Graduate School of Business.

The compensation as a Director and Bid Review Committee member for IEA will be as follows:

•	Compensation of $125,000 per year for your service as a Board Member, which shall be payable in a combination of cash and equity in the Company.

•	An additional $15,000 per year for your service as a Bid Review Committee member, which shall also be payable in a combination of cash and equity in the Company.

•	Reimbursement for any travel or other incidental costs associated with your tenure on the Board in a manner consistent with IEA's travel and expense reimbursement policies and practices.

•
Full indemnification of all directors' liability by IEA in accordance with the attached indemnification agreement, with the further support and backing of the Directors and Officers insurance policy maintained by IEA.

A press release related to the announcement is filed with this Current Report on Form 8-K as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
99.1	Press release dated as of September 17, 2018, announcing the election of John M. Eber to the Board.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 17, 2018

INFRASTRUCTURE AND ENERGY ALTERNATIVES, INC.

	By:	/s/ Andrew D. Layman
Name: Andrew D. Layman
Title: Chief Financial Officer